UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2016

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Sidney Street, Suite 200 Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On December 4, 2016, Blueprint Medicines Corporation (the “Company”) issued a press release announcing initial data from the dose escalation stage of its ongoing Phase 1 clinical trial evaluating BLU-285 for the treatment of advanced systemic mastocytosis (“SM”). BLU-285 is an orally available, potent and highly selective inhibitor that targets D816V mutant KIT. The Company presented the data on December 4, 2016 in an oral presentation at the 2016 American Society of Hematology (“ASH”) Annual Meeting and Exposition in San Diego, California. A  copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans and timelines for the clinical development of BLU-285; the Company’s ability to implement its clinical development plans for BLU-285 for the treatment of advanced SM; and the Company’s ability to enroll patients in its ongoing Phase 1 clinical trial for BLU-285 in advanced SM. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of BLU-285; the Company’s advancement of multiple early-stage efforts; the Company’s ability to successfully demonstrate the efficacy and safety of its drug product candidates; the preclinical and clinical results for the Company’s drug product candidates, which may not support further development of such drug product candidates; and actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; the Company’s ability to develop and commercialize companion diagnostics for its current and future drug candidates; and the success of the Company’s rare genetic disease collaboration with Alexion Pharma Holding and its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission (“SEC”) on November 10, 2016, and other filings that Blueprint Medicines may make with the SEC in the future. Any forward-looking statements contained in this Current Report on Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on December 4, 2016
99.2	Presentation by Blueprint Medicines Corporation on December 4, 2016 at the ASH Annual Meeting and Exposition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: December 5, 2016	By:	/s/ Jeffrey W. Albers
Jeffrey W. Albers
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on December 4, 2016
99.2	Presentation by Blueprint Medicines Corporation on December 4, 2016 at the ASH Annual Meeting and Exposition